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                                                                    Exhibit 32.1



                                  CERTIFICATION

         I, David R. Dowsett, Acting Chief Executive Officer of The Med-Design Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. Section 1350, that, to my knowledge:

                  (1) The quarterly report on Form 10-Q for the period ended September 30, 2005 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      *    *    *




DAVID R. DOWSETT
----------------
David R. Dowsett
Acting Chief Executive Officer


Date:    November 9, 2005